UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2022

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Petroleum Drive Suite 200, Lafayette, Louisiana 70508
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 269-5933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The Registrant confirmed today that it is in discussions with a leading healthcare provider (“Provider”) of pharmaceutical care and clinical services in the United States with the mutual objective (i) to reach an agreement to install the Registrant’s SANDD Pro™ needle incineration devices in each of the Provider’s pharmacies and clinics in order to reduce the Provider’s needle disposal costs and eliminate incidents of workplace needle stick injuries; and (ii) to reach an agreement for the Provider to offer to the public in each of its pharmacies the over-the-counter “white label” sale of the Registrant’s SANDD mini™.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

REDHAWK HOLDINGS CORP.

Date: May 16, 2022	By:	/s/ G. Darcy Klug
G. Darcy Klug
Chief Financial Officer